united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

CT Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 12/31/21

Item 1. Reports to Stockholders.

ACM Dynamic Opportunity Fund

Class A Shares – ADOAX

Class I Shares – ADOIX

ACM Tactical Income Fund

Class A Shares – TINAX

Class I Shares – TINIX

Annual Report

December 31, 2021

1-844-798-3833

www.acm-funds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholder,

The year 2021 was a frustrating one for the Funds, as both of them were performing well late in the year before a risk-off environment eroded gains into year end.

The ACM Dynamic Opportunity Fund (ADOIX) started 2021 strong out of the gate, then embarked on a prolonged trading range for several months. The Fund started Q4 on a solid note as well, but then peaked right around the time that the Nasdaq peaked (mid-November). From there, the Fund had a difficult time making any gains into the year-end as almost every former leading area of the market began to experience corrections simultaneously.

If one was to just look at the S&P 500 Index, you would barely notice what we are describing above. That’s because the top 10 stocks in the S&P 500 make up more than 30% as of December 31, 2021 of the index, more than ever before – even during the dot-com bubble peak. And those mega-cap stocks in the index held up pretty well late in the year, and that buoyed those market-cap weighted indexes. But beneath the surface the damage was noticeable (check our website for the graph in our January 2022 Monthly Commentary). There was a huge discrepancy between the performance of mega-cap stocks and the rest of the market. And the Fund was affected by this dichotomous environment.

In sum, the Fund experienced a subpar year. But as volatility looks to pickup in 2022, we look forward to an environment where historically our active risk management and hedging strategies have enabled the Fund to outperform.

Turning to the ACM Tactical Income Fund (TINIX), the Fund completed its third year of live performance in 2021. The Fund experienced some of the same frustrations as the equity fund, in terms of the risk-off environment that became pervasive late in the year.

The Fund started the first half of 2021 on a solid note, as bond yields rose in response to rising inflation pressures and expectations for tighter monetary policy as a result. Our tactical strategy enabled the Fund to act defensive during the rising yield environment. To wit, as of December 31, 2021, the Fund’s Class I shares had returned +2.5% which was more than 400 basis points higher than the Bloomberg U.S. Aggregate Bond Index (which was -1.54%).

But when the risk-off environment hit the stock market, it bled over into the income markets as well. Elevated inflation readings began to spook investors, who feared the Fed would have to meaningfully tighten monetary policy to combat rising inflation. High-yield spreads started to rise, and nearly every area of the income markets began to decline.

Our tactical strategy the Fund exit down trending areas of the market, and build up a larger than normal cash cushion. But the gains from the first half of 2021 did erode and the Fund finished the year slightly in negative territory. The Fund’s Class I shares still outperformed the Bloomberg U.S. Aggregate Bond Index by 118 bps for the year.

Thank you for your continued support.

Sincerely,

Jordan L. Kahn, CFA
President & CIO

Defined terms:

S&P 500 Index – tracks 500 individual stocks chosen for market size, liquidity and industry grouping, among other factors.

Bloomberg U.S. Aggregate Bond Index - is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

6218-NLD-03/02/2022

ACM Dynamic Opportunity Fund
Portfolio Review (Unaudited)
December 31, 2021

Average Annual Total Return through December 31, 2021*, as compared to its benchmarks:

				Since
	1 Year	3 Year	5 Year	Inception*****
ACM Dynamic Opportunity Fund - Class A	0.70%	7.95%	7.88%	5.68%
ACM Dynamic Opportunity Fund - Class A with load	-5.09%	5.84%	6.61%	4.78%
ACM Dynamic Opportunity Fund - Class I	0.93%	8.16%	8.10%	5.89%
S&P 500 Total Return Index **	28.71%	26.07%	18.47%	15.34%
S&P 500 Price Index ***	26.89%	23.88%	16.31%	13.14%
HFRX Equity Hedge Index ****	12.14%	9.09%	5.28%	3.55%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s advisor has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until April 30, 2022, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than advisor))) will not exceed 2.40% and 2.15% of average daily net assets attributable to Class A and Class I shares, respectively. The Fund’s total gross operating expenses per the most recent prospectus is 2.07% and 1.82% for Class A and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.75%. Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call 1-844-798-3833.

**	The S&P 500 Total Return Index, is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

***	The S&P 500 Price Index, is a stock market index that measures the stock performance of 500 large companies listed on the stock exchange. Investors cannot invest directly in an index.

****	The HFRX Equity Hedge Index is an index managed by Hedge Fund Research, Inc. (“HFR”). HFR is the established global leader in the indexation, analysis and research of the hedge fund industry. With over 150 indices ranging from broad composites down to specific, niche areas of sub-strategy and regional investment focus, the HFRX Indices are considered the industry standard benchmarks of hedge fund performance. The HFRX branded indices are daily indices utilizing a rigorous quantitative selection process to represent the larger hedge fund universe. Investors cannot invest directly in an index.

*****	Inception date is January 20, 2015.

Comparison of the Change in Value of a $10,000 Investment

Portfolio Composition as of December 31, 2021	% of Net Assets
Technology Services	6.1%
Healthcare Facilities & Services	5.4%
Transportation & Logistics	5.3%
Semiconductors	4.9%
Internet Media & Services	4.8%
Retail - Discretionary	4.8%
Software	4.8%
Institutional Financial Services	4.2%
Electrical Equipment	3.2%
Technology Hardware	3.1%
Other assets in excess of liabilities - net	53.4%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

ACM Tactical Income Fund
Portfolio Review (Unaudited)
December 31, 2021

Average Annual Total Return through December 31, 2021*, as compared to its benchmark:

	1 Year	3 Year	Since Inception***
ACM Tactical Income Fund - Class A	-0.61%	3.79%	3.79%
ACM Tactical Income Fund - Class A with load	-6.30%	1.76%	1.76%
ACM Tactical Income Fund - Class I	-0.36%	4.03%	4.03%
Bloomberg U.S. Aggregate Bond Index **	-1.54%	4.79%	4.79%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s advisor has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until April 30, 2022, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the advisor))) will not exceed 2.25% and 2.00% of average daily net assets attributable to Class A and Class I shares, respectively. The Fund’s total gross operating expenses per the most recent prospectus is 2.36% and 2.11% for Class A and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.75%. Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call 1-844-798-3833.

**	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. Investors cannot invest directly in an index.

***	Inception date is December 31, 2018.

Comparison of the Change in Value of a $10,000 Investment

Portfolio Composition as of December 31, 2021	% of Net Assets
Exchange-Traded Funds - Fixed Income	76.5%
Closed End Funds - Fixed Income	4.0%
Common Stocks - Business Development Companies	3.5%
Exchange-Traded Funds - Equity	3.4%
Exchange-Traded Funds - Mixed Allocation	3.3%
Common Stocks - Mortgage Finance	2.3%
Other assets in excess of liabilities - net	7.0%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

ACM DYNAMIC OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2021

Shares		Fair Value
	COMMON STOCKS — 61.8%
	ADVERTISING & MARKETING - 1.9%
22,100	Trade Desk, Inc. (The), Class A(a),(b)	$2,025,244

	AUTOMOTIVE - 1.1%
20,000	General Motors Company(a)	1,172,600

	BANKING - 1.0%
17,000	Citigroup, Inc.	1,026,630

	CHEMICALS - 1.5%
41,000	Mosaic Company (The)	1,610,890

	E-COMMERCE DISCRETIONARY - 2.6%
830	Amazon.com, Inc.(a),(b)	2,767,502

	ELECTRICAL EQUIPMENT - 3.2%
3,000	Generac Holdings, Inc.(a),(b)	1,055,760
18,000	SMART Global Holdings, Inc.(a),(c)	1,277,820
12,000	Trimble, Inc.(a)	1,046,280
		3,379,860
	ENGINEERING & CONSTRUCTION - 1.1%
10,000	Quanta Services, Inc.(b)	1,146,600

	GAS & WATER UTILITIES - 1.1%
9,400	Middlesex Water Company(c)	1,130,820

	HEALTH CARE FACILITIES & SERVICES - 5.4%
17,500	CVS Health Corporation(b)	1,805,300
42,500	Owens & Minor, Inc.	1,848,750
4,000	UnitedHealth Group, Inc.(b)	2,008,560
		5,662,610
	HOME & OFFICE PRODUCTS - 1.5%
33,000	Tempur Sealy International, Inc.	1,551,990

See accompanying notes to financial statements.

ACM DYNAMIC OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021

Shares		Fair Value
	COMMON STOCKS — 61.8% (Continued)
	INSTITUTIONAL FINANCIAL SERVICES - 4.2%
34,000	Jefferies Financial Group, Inc.	$1,319,200
18,000	Moelis & Company, Class A(b)	1,125,180
20,000	Tradeweb Markets, Inc., Class A(b),(c)	2,002,800
		4,447,180
	INSURANCE - 1.6%
13,000	Trupanion, Inc.(a)	1,716,390

	INTERNET MEDIA & SERVICES - 4.8%
1,000	Alphabet, Inc., Class A(a),(b)	2,897,040
6,300	Meta Platforms, Inc., Class A(a),(b)	2,119,005
		5,016,045
	MACHINERY - 1.8%
30,000	Ingersoll Rand, Inc.	1,856,100

	RETAIL - DISCRETIONARY - 4.8%
38,500	Academy Sports & Outdoors, Inc.(a),(b)	1,690,150
10,000	AutoNation, Inc.(a),(b)	1,168,500
5,400	Lululemon Athletica, Inc.(a),(b)	2,113,830
		4,972,480
	SEMICONDUCTORS - 4.9%
14,500	Advanced Micro Devices, Inc.(a),(b)	2,086,550
2,000	Broadcom, Inc.(b)	1,330,820
6,000	NVIDIA Corporation(b)	1,764,660
		5,182,030
	SOFTWARE - 4.8%
9,500	Five9, Inc.(a),(b)	1,304,540
7,000	Microsoft Corporation(b)	2,354,240
1,000	Shopify, Inc., Class A(a),(b)	1,377,390
		5,036,170
	TECHNOLOGY HARDWARE - 3.1%
12,500	Apple, Inc.(b)	2,219,625
32,000	Pure Storage, Inc., Class A(a)	1,041,600
		3,261,225

See accompanying notes to financial statements.

ACM DYNAMIC OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021

Shares		Fair Value
	COMMON STOCKS — 61.8% (Continued)
	TECHNOLOGY SERVICES - 6.1%
2,700	EPAM Systems, Inc.(a),(b)	$1,804,815
12,500	PayPal Holdings, Inc.(a),(b)	2,357,251
10,000	Visa, Inc., Class A(b)	2,167,100
		6,329,166
	TRANSPORTATION & LOGISTICS - 5.3%
7,000	ArcBest Corporation	838,950
43,000	CSX Corporation	1,616,800
17,500	GXO Logistics, Inc.(a)	1,589,525
7,500	United Parcel Service, Inc., Class B	1,607,550
		5,652,825

	TOTAL COMMON STOCKS (Cost $43,757,687)	64,944,357

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 1.9%
	U.S. TREASURY BILLS — 1.9%
1,000,000	United States Treasury Bill, 0.01%(b),(d),(e)	—	01/13/22	999,997
1,000,000	United States Treasury Bill, 0.05%(b),(d),(e)	—	03/17/22	999,898
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $1,999,952)			1,999,895

Shares				Fair Value
	SHORT-TERM INVESTMENTS — 17.8%
	MONEY MARKET FUNDS - 17.8%
18,770,797	First American Government Obligations Fund, Class X, 0.03% (Cost $18,770,797)(e)			18,770,797

Contracts(f)		Broker/Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	EQUITY OPTIONS PURCHASED - 1.4%
	CALL OPTIONS PURCHASED - 0.9%
400	SPDR S&P 500 ETF Trust	GOL	01/21/2022	$450	$18,998,400	$1,060,400
	TOTAL CALL OPTIONS PURCHASED (Cost - $439,947)

	PUT OPTIONS PURCHASED - 0.5%
150	Apple, Inc.	GOL	02/18/2022	$175	$2,663,550	$91,950
40	Broadcom, Inc.	GOL	02/18/2022	660	2,661,640	86,400

See accompanying notes to financial statements.

ACM DYNAMIC OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021

Contracts(f)			Expiration Date	Exercise Price	Notional Value	Fair Value
	EQUITY OPTIONS PURCHASED - 1.4% (Continued)
	PUT OPTIONS PURCHASED - 0.5% (Continued)
300	CVS Health Corporation	GOL	02/18/2022	$100	$3,094,800	$69,000
40	NVIDIA Corporation	GOL	02/18/2022	295	1,176,440	82,800
80	UnitedHealth Group, Inc.	GOL	02/18/2022	500	4,017,120	110,000
	TOTAL PUT OPTIONS PURCHASED (Cost - $452,749)					440,150

	TOTAL EQUITY OPTIONS PURCHASED (Cost - $892,696)					1,500,550

	TOTAL INVESTMENTS - 82.9% (Cost $65,421,132)					$87,215,599
	CALL OPTIONS WRITTEN - (0.1)% (Proceeds - $108,559)					(132,175)
	OTHER ASSETS IN EXCESS OF LIABILITIES - 17.2%					18,093,895
	NET ASSETS - 100.0%					$105,177,319

Contracts(f)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN EQUITY OPTIONS - (0.1)%
	CALL OPTIONS WRITTEN - (0.1)%
95	Middlesex Water Company	GOL	01/21/2022	$120	$1,142,850	$33,725
180	SMART Global Holdings, Inc.	GOL	01/21/2022	70	1,277,820	95,400
50	Tradeweb Markets, Inc.	GOL	01/21/2022	105	500,700	3,050
	TOTAL CALL OPTIONS WRITTEN (Proceeds - $108,559)					132,175

	TOTAL EQUITY OPTIONS WRITTEN (Proceeds - $108,559)					$132,175

ETF	- Exchange-Traded Fund

GOL	- Goldman Sachs

SPDR	- Standard & Poor’s Depositary Receipt

(a)	Non-income producing security.

(b)	All or part of these securities were held as collateral for call options written as of December 31, 2021. Total collateral for call options written is $30,088,431 in common stocks, $1,999,895 in government obligations and $1,103,495 in cash.

(c)	Subject to call options written.

(d)	Zero coupon bond.

(e)	Rate disclosed is the seven day effective yield as of December 31, 2021.

(f)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

See accompanying notes to financial statements.

ACM TACTICAL INCOME FUND
SCHEDULE OF INVESTMENTS
December 31, 2021

Shares		Fair Value
	CLOSED END FUNDS — 4.0%
	FIXED INCOME - 4.0%
115,000	BlackRock Corporate High Yield Fund, Inc.	$1,419,100
91,532	Eaton Vance Ltd. Duration Income Fund	1,199,069
		2,618,169

	TOTAL CLOSED END FUNDS (Cost $2,540,699)	2,618,169

Shares		Fair Value
	COMMON STOCKS — 5.8%
	BUSINESS DEVELOPMENT COMPANIES - 3.5%
32,000	FS KKR Capital Corporation	670,080
37,000	Main Street Capital Corporation	1,659,820
		2,329,900
	MORTGAGE FINANCE - 2.3%
42,500	AGNC Investment Corporation	639,200
60,000	Chimera Investment Corporation	904,800
		1,544,000

	TOTAL COMMON STOCKS (Cost $3,773,643)	3,873,900

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 83.2%
	EQUITY - 3.4%
21,000	Alerian MLP ETF	687,540
90,000	VanEck Vectors BDC Income ETF	1,548,900
		2,236,440
	FIXED INCOME - 76.5%
238,000	Invesco Senior Loan ETF	5,259,800
120,000	Invesco Taxable Municipal Bond	3,955,200
6,500	iShares 20+ Year Treasury Bond ETF	963,235
24,500	iShares iBoxx $ Investment Grade Corporate Bond ETF	3,246,740
25,000	iShares JPMorgan USD Emerging Markets Bond ETF	2,726,500
28,000	iShares National Muni Bond ETF	3,255,840
180,000	iShares Preferred & Income Securities ETF	7,097,400
16,000	SPDR Bloomberg Convertible Securities ETF	1,327,360

See accompanying notes to financial statements.

ACM TACTICAL INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 83.2% (Continued)
	FIXED INCOME - 76.5% (Continued)
50,000	SPDR Bloomberg High Yield Bond ETF	$5,428,500
146,000	VanEck Emerging Markets High Yield Bond ETF	3,271,860
178,000	VanEck Fallen Angel High Yield Bond ETF	5,868,660
85,000	VanEck High Yield Muni ETF	5,306,550
115,000	Virtus InfraCap U.S. Preferred Stock ETF	2,888,800
		50,596,445
	MIXED ALLOCATION - 3.3%
90,000	Invesco CEF Income Composite ETF	2,176,200

	TOTAL EXCHANGE-TRADED FUNDS (Cost $53,846,856)	55,009,085

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 0.4%
	MONEY MARKET FUNDS — 0.4%
284,270	Goldman Sachs Financial Square Government Fund, Class Admin, 0.03% (Cost $284,270)(a)	284,270

	TOTAL INVESTMENTS - 93.4% (Cost $60,445,468)	$61,785,424
	OTHER ASSETS IN EXCESS OF LIABILITIES - 6.6%	4,318,501
	NET ASSETS - 100.0%	$66,103,925

CEF	- Closed End Fund

ETF	- Exchange-Traded Fund

LTD	- Limited Company

SPDR	- Standard & Poor’s Depositary Receipt

(a)	Rate disclosed is the seven day effective yield as of December 31, 2021.

See accompanying notes to financial statements.

ACM Funds
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2021

	ACM Dynamic	ACM Tactical
	Opportunity Fund	Income Fund
ASSETS
Investment securities, at value (Cost $65,421,132 and $60,445,468)	$87,215,599	$61,785,424
Cash	18,935,652	1,722,745
Deposits with broker	—	27,620
Receivable for securities sold	638,636	2,940,454
Receivable for fund shares sold	1,150	1,371
Dividend and interest receivable	606	109,031
Prepaid expenses	26,594	6,864
TOTAL ASSETS	106,818,237	66,593,509

LIABILITIES
Written options, at value (Premium received $108,559 and $0)	132,175	—
Payable for securities purchased	615,969	315,169
Payable for fund shares repurchased	305,036	52,837
Investment advisory fees payable	111,480	57,688
Payable to related parties	50,421	32,685
Due to broker	397,481	—
Distribution (12b-1) fees payable	1,261	1,627
Accrued expenses and other liabilities	27,095	29,578
TOTAL LIABILITIES	1,640,918	489,584
NET ASSETS	$105,177,319	$66,103,925

Composition of Net Assets:
Paid in capital	$85,300,169	$67,694,574
Accumulated Earnings (Losses)	19,877,150	(1,590,649)
NET ASSETS	$105,177,319	$66,103,925

Net Asset Value Per Share:
Class A Shares:
Net Assets	$3,200,109	$3,958,190
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	157,460	391,083
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$20.32	$10.12
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$21.56	$10.74
Class I Shares:
Net Assets	$101,977,210	$62,145,735
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	4,945,439	6,137,911
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$20.62	$10.12

(a)	The Fund imposes a 1.00% redemption fee for any redemptions of Fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

ACM Funds
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2021

	ACM Dynamic	ACM Tactical
	Opportunity Fund	Income Fund
INVESTMENT INCOME
Dividend Income (Foreign withholding tax $4,018, $0)	$781,226	$3,265,081
Interest	12,242	2,687
TOTAL INVESTMENT INCOME	793,468	3,267,768

EXPENSES
Advisory fees	1,296,877	588,963
Distribution (12b-1) fees:
Class A	8,373	9,974
Administrative services fees	113,294	69,342
Third party administrative services fees	83,552	53,863
Accounting services fees	49,004	31,205
Interest expense	40,329	—
Registration fees	36,500	22,125
Transfer agent fees	26,460	35,040
Dividend expense on securities sold short	21,454	—
Compliance officer fees	15,802	14,219
Audit fees	15,592	16,307
Trustees fees and expenses	14,686	14,573
Printing and postage expenses	14,155	8,316
Custodian fees	11,885	10,425
Legal fees	11,435	15,573
Insurance expense	3,620	2,422
Other expenses	3,479	9,462
TOTAL EXPENSES	1,766,497	901,809
NET EXPENSES	1,766,497	901,809

NET INVESTMENT INCOME (LOSS)	(973,029)	2,365,959

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments and foreign currency transactions	4,256,579	(2,045,377)
Options written	(1,069,547)	84,863
Securities sold short	(1,103,020)	(8,938)
Distributions of realized gains by underlying investment companies	—	3,224
Net realized gain (loss)	2,084,012	(1,966,228)
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency translations	(748,368)	(955,331)
Options written	(112,068)	4,560
Net change in unrealized depreciation on investments	(860,436)	(950,771)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	1,223,576	(2,916,999)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$250,547	$(551,040)

See accompanying notes to financial statements.

ACM Funds
STATEMENTS OF CHANGES IN NET ASSETS

	ACM Dynamic Opportunity Fund
	For the Year Ended	For the Year Ended
	December 31, 2021	December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(973,029)	$(1,040,377)
Net realized gain on investments, foreign currency transactions, options written and securities sold short	2,084,012	4,097,765
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and options written	(860,436)	12,503,891
Net increase in net assets resulting from operations	250,547	15,561,279

DISTRIBUTIONS TO SHAREHOLDERS
From distributable earnings
Class A	(77,251)	(112,102)
Class I	(2,386,723)	(3,406,422)
From return of capital
Class A	(486)	(2,543)
Class I	(15,024)	(77,260)
Total distributions to shareholders	(2,479,484)	(3,598,327)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,329,614	1,577,053
Class I	29,792,109	9,157,617
Net asset value of shares issued in reinvestment of distributions:
Class A	72,312	108,701
Class I	2,368,692	3,453,030
Redemption fee proceeds:
Class A	68	213
Class I	2,246	5,792
Payments for shares redeemed:
Class A	(728,117)	(3,063,756)
Class I	(11,912,988)	(10,675,229)
Net increase from shares of beneficial interest transactions	20,923,936	563,421

NET INCREASE IN NET ASSETS	18,694,999	12,526,373

NET ASSETS
Beginning of Year	86,482,320	73,955,947
End of Year	$105,177,319	$86,482,320

SHARE ACTIVITY
Class A:
Shares Sold	61,433	80,007
Shares Reinvested	3,566	5,241
Shares Redeemed	(33,728)	(168,143)
Net increase (decrease) in shares of beneficial interest outstanding	31,271	(82,895)

Class I:
Shares Sold	1,365,909	476,501
Shares Reinvested	115,152	164,508
Shares Redeemed	(545,839)	(574,430)
Net increase in shares of beneficial interest outstanding	935,222	66,579

See accompanying notes to financial statements.

ACM Funds
STATEMENTS OF CHANGES IN NET ASSETS

	ACM Tactical Income Fund
	For the Year Ended	For the Year Ended
	December 31, 2021	December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,365,959	$1,111,825
Net realized loss on investments, options written and securities sold short	(1,969,452)	(844,077)
Distributions of realized gains by underlying investment companies	3,224	—
Net change in unrealized appreciation (depreciation) on investments and options written	(950,771)	1,972,007
Net increase (decrease) in net assets resulting from operations	(551,040)	2,239,755

DISTRIBUTIONS TO SHAREHOLDERS
From distributable earnings
Class A	(138,097)	(70,543)
Class I	(2,078,162)	(950,157)
From return of capital
Class A	(895)	(4,737)
Class I	(14,013)	(53,487)
Total distributions to shareholders	(2,231,167)	(1,078,924)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,680,712	2,570,194
Class I	31,617,017	34,684,568
Net asset value of shares issued in reinvestment of distributions:
Class A	76,597	41,119
Class I	2,032,469	992,000
Redemption fee proceeds:
Class A	148	4,467
Class I	2,290	58,105
Payments for shares redeemed:
Class A	(1,517,836)	(89,360)
Class I	(12,311,867)	(12,603,037)
Net increase from shares of beneficial interest transactions	21,579,530	25,658,056

NET INCREASE IN NET ASSETS	18,797,323	26,818,887

NET ASSETS
Beginning of Year	47,306,602	20,487,715
End of Year	$66,103,925	$47,306,602

SHARE ACTIVITY
Class A:
Shares Sold	159,245	247,993
Shares Reinvested	7,334	3,982
Shares Redeemed	(144,457)	(8,581)
Net increase in shares of beneficial interest outstanding	22,122	243,394

Class I:
Shares Sold	2,997,985	3,377,165
Shares Reinvested	194,569	96,070
Shares Redeemed	(1,175,222)	(1,250,269)
Net increase in shares of beneficial interest outstanding	2,017,332	2,222,966

See accompanying notes to financial statements.

ACM Dynamic Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Class A
	For the Year Ended		For the Year Ended	For Year Ended	For Year Ended	For the Year Ended
	December 31, 2021		December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$20.67		$17.63	$17.33	$17.71	$15.07
Increase (decrease) from investment operations:
Net investment loss (1)	(0.25)		(0.30)	(0.20)	(0.25)	(0.25)
Net realized and unrealized gain on investments	0.39		4.25	0.56	0.04 (5)	2.89
Total from investment operations	0.14		3.95	0.36	(0.21)	2.64
Less distributions from:
Net realized gains	(0.49)		(0.89)	(0.06)	(0.17)	—
Return of capital	(0.00	) (4)	(0.02)	—	—	—
Total distributions	(0.49)		(0.91)	(0.06)	(0.17)	—
Redemption fees collected (1)	0.00	(4)	0.00 (4)	—	0.00 (4)	0.00 (4)
Net asset value, end of year	$20.32		$20.67	$17.63	$17.33	$17.71
Total return (2)	0.70%		22.37%	2.09%	(1.15)%	17.52%
Net assets, at end of year (000s)	$3,200		$2,609	$3,686	$8,961	$4,121
Ratios/Supplemental Data:
Ratio of expenses to average net assets including dividends from securities sold short and interest expense (3)	1.94%		2.07%	1.95%	2.04%	2.10%
Ratio of expenses to average net assets excluding dividends from securities sold short and interest expense (3)	1.88%		1.97%	1.93%	1.92%	1.98%
Ratio of net investment loss to average net assets (3)	(1.18)%		(1.61)%	(1.10)%	(1.37)%	(1.54)%
Portfolio Turnover Rate	330%		437%	325%	271%	224%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(3)	Does not include the expenses of other investment companies in which the Fund invests.

(4)	Represents less than $0.01 per share.

(5)	Net realized and unrealized gain on investments does not accord with the net amount reported in the Statements of Operations due to timing of shareholder subscriptions and redemptions relative to fluctuating net asset values during the year.

See accompanying notes to financial statements.

ACM Dynamic Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Class I
	For the Year Ended		For the Year Ended	For Year Ended		For Year Ended		For the Year Ended
	December 31, 2021		December 31, 2020	December 31, 2019		December 31, 2018		December 31, 2017
Net asset value, beginning of year	$20.92		$17.82	$17.48		$17.82		$15.12
Increase (decrease) from investment operations:
Net investment loss (1)	(0.20)		(0.26)	(0.15)		(0.20)		(0.21)
Net realized and unrealized gain on investments	0.39		4.27	0.55		0.03	(5)	2.91
Total from investment operations	0.19		4.01	0.40		(0.17)		2.70
Less distributions from:
Net realized gains	(0.49)		(0.89)	(0.06)		(0.17)		—
Return of capital	(0.00	) (4)	(0.02)	—		—		—
Total distributions	(0.49)		(0.91)	(0.06)		(0.17)		—
Redemption fees collected (1)	0.00	(4)	0.00 (4)	0.00	(4)	0.00	(4)	0.00 (4)
Net asset value, end of year	$20.62		$20.92	$17.82		$17.48		$17.82
Total return (2)	0.93%		22.47%	2.30	% (6)	(0.92	)% (6)	17.86%
Net assets, at end of year (000s)	$101,977		$83,874	$70,270		$77,999		$61,152
Ratios/Supplemental Data:
Ratio of expenses to average net assets including dividends from securities sold short and interest expense (3)	1.69%		1.82%	1.70%		1.79%		1.85%
Ratio of expenses to average net assets excluding dividends from securities sold short and interest expense (3)	1.63%		1.72%	1.68%		1.67%		1.73%
Ratio of net investment loss to average net assets (3)	(0.93)%		(1.36)%	(0.85)%		(1.12)%		(1.24)%
Portfolio Turnover Rate	330%		437%	325%		271%		224%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of redemption fees and assumes reinvestment of all distributions.

(3)	Does not include the expenses of other investment companies in which the Fund invests.

(4)	Represents less than $0.01 per share.

(5)	Net realized and unrealized gain on investments does not accord with the net amount reported in the Statements of Operations due to timing of shareholder subscriptions and redemptions relative to fluctuating net asset values during the year.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

ACM Tactical Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class A
	For Year Ended		For Year Ended		For the Period Ended
	December 31, 2021		December 31, 2020		December 31, 2019 (1)
Net asset value, beginning of period	$10.54		$10.13		$10.00
Increase (decrease) from investment operations:
Net investment income (2)	0.38		0.34		0.48
Net realized and unrealized gain (loss) on investments	(0.44)		0.34		0.03	(5)
Total from investment operations	(0.06)		0.68		0.51
Less distributions from:
Net investment income	(0.36)		(0.28)		(0.37)
Return of capital	(0.00	) (6)	(0.01)		(0.01)
Total distributions	(0.36)		(0.29)		(0.38)
Redemption fees collected (2)	0.00	(6)	0.02		0.00	(6)
Net asset value, end of period	$10.12		$10.54		$10.13
Total return (3)	(0.61)%		7.01%		5.13	% (7)
Net assets, at end of period (000s)	$3,958		$3,887		$1,272
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets before waiver/recapture (4)	1.76%		1.82%		2.35	% (9)(10)
Ratio of net expenses to average net assets after waiver/recapture (4)	1.76%		1.86	% (8)	2.25	% (9)(10)
Ratio of net investment income to average net assets (4)	3.65%		3.31%		5.08	% (10)
Portfolio Turnover Rate	555%		478%		645	% (7)

(1)	The Fund commenced operations on January 2, 2019.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	The amount of net realized and unrealized gain on investment per share for the period ended December 31, 2019 does not accord with the amounts in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(6)	Represents less than $0.01 per share.

(7)	Not annualized.

(8)	Includes recapture of 0.04% during the year.

(9)	Includes less than 0.01% of interest expense.

(10)	Annualized for periods less than one full year.

See accompanying notes to financial statements.

ACM Tactical Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class I
	For Year Ended		For Year Ended		For the Period Ended
	December 31, 2021		December 31, 2020		December 31, 2019 (1)
Net asset value, beginning of period	$10.54		$10.13		$10.00
Increase (decrease) from investment operations:
Net investment income (2)	0.42		0.37		0.48
Net realized and unrealized gain (loss) on investments	(0.45)		0.33		0.05	(5)
Total from investment operations	(0.03)		0.70		0.53
Less distributions from:
Net investment income	(0.39)		(0.30)		(0.39)
Return of capital	(0.00	) (6)	(0.01)		(0.01)
Total distributions	(0.39)		(0.31)		(0.40)
Redemption fees collected (2)	0.00	(6)	0.02		0.00	(6)
Net asset value, end of period	$10.12		$10.54		$10.13
Total return (3)	(0.36)%		7.26%		5.35	% (7)
Net assets, at end of period (000s)	$62,146		$43,420		$19,215
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets before waiver/recapture (4)	1.51%		1.57%		2.10	% (9)(10)
Ratio of net expenses to average net assets after waiver/recapture (4)	1.51%		1.61	% (8)	2.00	% (9)(10)
Ratio of net investment income to average net assets (4)	4.04%		3.56%		4.83	% (10)
Portfolio Turnover Rate	555%		478%		645	% (7)

(1)	The Fund commenced operations on January 2, 2019.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(3)	Total returns shown exclude the effect of redemption fees and assumes reinvestment of all distributions.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	The amount of net realized and unrealized gain on investment per share for the period ended December 31, 2019 does not accord with the amounts in the Statement of Operations timing of purchases and sales of Fund shares in relation to fluctuating market values.

(6)	Represents less than $0.01 per share.

(7)	Not annualized.

(8)	Includes recapture of 0.04% during the year.

(9)	Includes less than 0.01% of interest expense.

(10)	Annualized for periods less than one full year.

See accompanying notes to financial statements.

ACM Funds
NOTES TO FINANCIAL STATEMENTS
December 31, 2021

1.	ORGANIZATION

The ACM Dynamic Opportunity Fund (“Dynamic Opportunity Fund”) and ACM Tactical Income Fund (“Tactical Income Fund”) (each a “Fund” and collectively, the “Funds”) are diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a statutory trust organized under the laws of the State of Delaware on December 5, 2011, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Dynamic Opportunity Fund commenced operations on January 20, 2015. The Dynamic Opportunity Fund seeks long-term capital appreciation with a short-term focus on capital preservation. The Tactical Income Fund commenced operations on January 2, 2019. The Tactical Income Fund seeks to generate income, with capital preservation as a secondary objective.

Each Fund offers Class A and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A shares. All classes are subject to a 1.00% redemption fee on redemptions made within 30 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year then ended. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation – Securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). Options contracts listed on a securities exchange or board of trade (not including Index Options contracts) for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the valuation date. Index Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the mean between the current bid and ask prices on the valuation date. Investments in open-end investment companies are valued at net asset value. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. A Fund may fair value a particular bond if the advisor does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

ACM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of a Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that a Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

ACM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2021 for the Funds’ assets and liabilities measured at fair value:

ACM Dynamic Opportunity Fund

Assets	Level 1	Level 2	Level 3	Total
Investments *
Common Stocks	$64,944,357	$—	$—	$64,944,357
U.S. Government & Agencies	—	1,999,895	—	1,999,895
Short-Term Investments	18,770,797	—	—	18,770,797
Call Options Purchased	1,060,400	—	—	1,060,400
Put Options Purchased	440,150	—	—	440,150
Total Investments	$85,215,704	$1,999,895	$—	$87,215,599

Liabilities *
Call Options Written	$132,175	$—	$—	$132,175

ACM Tactical Income Fund

Assets	Level 1	Level 2	Level 3	Total
Investments *
Closed End Funds	$2,618,169	$—	$—	$2,618,169
Common Stocks	3,873,900	—	—	3,873,900
Exchange-Traded Funds	55,009,085	—	—	55,009,085
Short-Term Investments	284,270	—	—	284,270
Total Investments	$61,785,424	$—	$—	$61,785,424

*	Refer to the Schedule of Investments for industry classification.

The Funds did not hold any Level 3 securities at year ended December 31, 2021.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

ACM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

Short Sales – A “short sale” is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of the security will decline. A Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss, potentially unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short.

Option Transactions – The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against risk. When a Fund writes put and call options, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolios. If such a decline occurs, the put options will permit a Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The notional value of the derivative instruments outstanding as of December 31, 2021, as disclosed in the Schedule of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed and within the Statements of Operations, serve as indicators of the volume of derivative activity for the Funds.

Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The locations on the Statements of Assets and Liabilities of derivative instruments by type of exposure, all of which are not accounted for as hedging instruments under GAAP, are as follows:

Dynamic Opportunity Fund

Assets:
		Location of Derivatives on
Derivative Investment	Primary Risk	Statements of Assets and	Fair Value of Asset
Type	Exposure	Liabilities	Derivatives
Call options purchased	Equity Risk	Investment securities, at value	$1,060,400
Put options purchased	Equity Risk	Investment securities, at value	$440,150
Total			$1,500,550

Liabilities:

		Location of Derivatives on
Derivative Investment	Primary Risk	Statements of Assets and	Fair Value of Liability
Type	Exposure	Liabilities	Derivatives
Call options written	Equity Risk	Written Options, at value	$132,175
Total			$132,175

ACM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2021:

Derivative Investment Type	Location of Gain/Loss on Derivative
Options purchased	Net realized (loss) from investments and foreign currency transactions
Options written	Net realized gain (loss) from options written
Options purchased	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations
Options written	Net change in unrealized appreciation (depreciation) on options written

The following is a summary of the Funds realized gain (loss) on derivative investments recognized in the Statements of

Operations categorized by primary risk exposure for the year ended December 31, 2021:

Realized gain (loss) on derivatives recognized in the Statements of Operations
	Total for the
	Year Ended
	December 31, 2021
	Dynamic Opportunity
Derivative Investment Type	Fund	Tactical Income Fund
Options purchased - Equity Risk	$(5,460,947)	$(178,371)
Options written - Equity Risk	(1,069,547)	84,863
Total	$(6,530,494)	$(93,508)

Changes in unrealized appreciation (depreciation) on derivatives recognized in the Statements of Operations
	Total for the
	Year Ended
	December 31, 2021
	Dynamic Opportunity
Derivative Investment Type	Fund	Tactical Income Fund
Options purchased - Equity Risk	$876,801	$—
Option written - Equity Risk	(112,068)	4,560
Total	$764,733	$4,560

Offsetting of Financial Assets and Derivative Liabilities –

The following table presents the Funds’ liability derivatives available for offset under a master netting arrangement net of collateral pledged for options written as of December 31, 2021.

Gross Amounts Not Offset in the
Liabilities:				Statements of Assets & Liabilities
Gross Amounts
		Offset in the	Net Amounts of
	Gross Amounts of	Statements of	Liabilities Presented
	Recognized	Assets &	in the Statements of	Financial	Cash Collateral
Funds	Assets/Liabilities(1)	Liabilities	Assets & Liabilities	Instruments (2)	Received	Net Amount
Dynamic Opportunity Fund	$132,175	$—	$132,175	$132,175	$—	$—

(1)	Written options at value as presented in the Schedule of Investments.

(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

ACM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed annually for the Dynamic Opportunity Fund and declared and paid monthly for the Tactical Income Fund. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification.

Federal Income Taxes – The Funds intend to continue to qualify as regulated investment companies by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2018 through December 31, 2020, or expected to be taken in the Funds’ December 31, 2021 year-end tax returns. The Funds identify their major tax jurisdictions as U.S. federal, Ohio (Nebraska in prior years), and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and the Board for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Cash and cash equivalents - Cash and cash equivalents are held with a financial institution. The assets of the Funds may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The counterparty is generally a single bank rather than a group of financial institutions; thus, there may be a greater counterparty credit risk. The Funds place deposits only with those counterparties which are believed to be creditworthy and there has been no history of loss.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2021, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $252,708,766 and $268,307,185, respectively, for the Dynamic Opportunity Fund and $323,283,386 and $302,250,703, respectively, for the Tactical Income Fund.

ACM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Ascendant Capital Management, LLC (the “Advisor”) serves as the Funds’ investment advisor. Pursuant to an advisory agreement with the Trust, on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, each Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on the Fund’s average daily net assets and is computed at the annual rate of 1.25% for the Dynamic Opportunity Fund and 1.00% for the Tactical Income Fund. For the year ended December 31, 2021, the Advisor earned advisory fees of $1,296,877 and $588,963 for the Dynamic Opportunity Fund and Tactical Income Fund, respectively.

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Dynamic Opportunity Fund and Tactical Income Fund (“Waiver Agreement”) until at least April 30, 2022, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor))), will not exceed 2.40% and 2.15% of the daily average net assets attributable to Dynamic Opportunity Fund’s Class A and Class I shares, respectively, and 2.25% and 2.00% of the daily average net assets attributable to Tactical Income Fund’s Class A and Class I shares, respectively. The Advisor may seek reimbursement for expenses waived or paid by it during the prior three years; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement) and if recoupment can be achieved within the aforementioned expense limits and expense limits at the time of waiver. The Board may terminate this expense reimbursement arrangement at any time. During the year ended December 31, 2021, each of the Dynamic Opportunity Fund and the Tactical Income Fund waived $0 in advisory fees pursuant to the Waiver Agreement. There are no recapture balances for either Fund to recoup.

Northern Lights Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of Fund shares. During the year ended December 31, 2021, the Distributor received $12,535 and $25,076 in underwriting commissions for sales of Class A shares of Dynamic Opportunity Fund and Tactical Income Fund, respectively, of which $1,645 and $3,740 was retained by the principal underwriter or other affiliated broker-dealers.

The Trust has adopted, with respect to the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan for the Funds’ Class A shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. The Plan provides a monthly service and/or distribution fee that will be calculated at an annual rate of 0.25% per year of the average daily net assets of each Fund’s Class A shares and paid to the Distributor to be used to pay for distribution and shareholder servicing activities. For the year ended December 31, 2021, pursuant to the Plan, Class A shares of Dynamic Opportunity Fund and Tactical Income Fund incurred costs of $8,373 and $9,974, respectively.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”)

UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with UFS, the Funds pay UFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

ACM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

BluGiant, LLC (“BluGiant”)

BluGiant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Funds.

5.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than thirty days. The redemption fee is paid directly to the Funds. Please refer to the Statements of Changes in Net Assets for the collected redemption fees.

6.	DISTRIBUTIONS AND TAX COMPONENTS OF CAPITAL

The Statements of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost of investments for federal tax purposes including options purchased and options written is $65,851,917 and $61,836,151, for the Dynamic Opportunity Fund and Tactical Income Fund, respectively, and differs from market value by net unrealized appreciation/ depreciation.

	Dynamic Opportunity Fund	Tactical Income Fund
Gross unrealized appreciation:	$22,058,740	$1,444,952
Gross unrealized depreciation:	(827,233)	(1,495,679)
Net unrealized appreciation (depreciation)	$21,231,507	$(50,727)

The tax character of distributions paid for the fiscal year ended December 31, 2021 and fiscal year ended December 31, 2020 was as follows:

	For the year ended December 31, 2021:
	Ordinary	Long-Term	Exempt	Return
Portfolio	Income	Capital Gains	Income	of Capital	Total
Dynamic Opportunity	$—	$2,463,974	$—	$15,510	$2,479,484
Tactical Income	2,043,660	—	172,599	14,908	2,231,167

	For the year ended December 31, 2020:
	Ordinary	Long-Term	Exempt	Return
Portfolio	Income	Capital Gains	Income	of Capital	Total
Dynamic Opportunity	$781,718	$2,736,806	$—	$79,803	$3,598,327
Tactical Income	1,020,700	—	—	58,224	1,078,924

As of December 31, 2021, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Losses)
Dynamic Opportunity	$—	$—	$(656,645)	$—	$(697,712)	$21,231,507	$19,877,150
Tactical Income	—	—	(1,330,467)	(185,477)	(23,978)	(50,727)	(1,590,649)

The difference between book basis and tax basis accumulated net realized gain (loss), and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and C-Corporation return of capital distributions. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles.

ACM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes were as follows:

Post October
Losses
Dynamic Opportunity Fund	$656,645
Tactical Income Fund	1,330,467

At December 31, 2021, utilized remaining capital loss carry forwards for federal income tax purposes were as follows:

	Non-Expiring
Portfolio	Short-Term	Long-Term	Total	CLCF Utilized
Dynamic Opportunity	$—	$—	$—	$—
Tactical Income	185,477	—	185,477	—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses and distributions in excess, resulted in reclassification for the year ended December 31, 2021 as follows:

Paid
	In	Accumulated
	Capital	Earnings (Losses)
Dynamic Opportunity Fund	$(901,907)	$901,907
Tactical Income Fund	—	—

7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2021, Charles Schwab held 56.00% and 51.63% of the voting securities for the sole benefit of customers and may be deemed to control the Dynamic Opportunity Fund and Tactical Income Fund, respectively. Persons controlling the Funds can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Funds’ fundamental policies or the terms of the advisory agreement with the Advisor.

ACM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

8.	MARKET AND GEOPOLITICAL RISK

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Funds may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate-related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Please refer to the Funds’ prospectus and statement of additional information for a full listing of risks associated with the Funds’ investment strategies.

9.	NEW ACCOUNTING PRONOUNCEMENTS

In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds are currently evaluating the impact, if any, of this provision.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust III
and the Shareholders of ACM Dynamic Opportunity Fund and ACM Tactical Income Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of ACM Dynamic Opportunity Fund and ACM Tactical Income Fund, each a series of shares of beneficial interest in Northern Lights Fund Trust III (the “Funds”), including the schedules of investments, as of December 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the periods noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights Presented
ACM Dynamic Opportunity Fund	The financial highlights for each of the years in the five-year period ended December 31, 2021
ACM Tactical Income Fund	The financial highlights for each of the years in the two-year period ended December 31, 2021 and for the period from January 2, 2019 (commencement of operations) through December 31, 2019

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust III since 2012.

Philadelphia, Pennsylvania

March 1, 2022

ACM Funds
ADDITIONAL INFORMATION (Unaudited)
December 31, 2021

Renewal of Advisory Agreement – ACM Dynamic Opportunity Fund and ACM Tactical Income Fund*

In connection with a meeting held on November 30 - December 1, 2021, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Ascendant Capital Management LLC (“ACM”) and the Trust, with respect to ACM Dynamic Opportunity Fund (“ACM Dynamic”) and ACM Tactical Income Fund (“ACM Tactical” and collectively, the “ACM Funds”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the ACM Funds and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services. The Board noted ACM had approximately $179 million in assets under management. The Board acknowledged the years of experience and academic credentials of ACM’s veteran investment team. The Board discussed ACM’s investment strategy for each ACM Fund and recognized that ACM provided research, analysis, risk management and compliance monitoring for the ACM Funds. The Board observed that ACM applied risk mitigation processes in an effort to limit downside exposure and preserve capital in down markets. The Board recognized that ACM employed a third-party compliance firm to provide checklists for monthly, quarterly and annual compliance monitoring and that it reviewed investment limitations daily. The Board acknowledged that ACM had cybersecurity protocols in place and reported no incidents in the past year. The Board commented that there were no material compliance or litigation concerns with ACM in the past year. The Board agreed that ACM provided sufficient resources to support the ACM Funds and provided solid risk management and compliance programs. The Board concluded that it could expect ACM to continue providing satisfactory service to each ACM Fund and its shareholders.

Performance.

ACM Dynamic—The Board recognized that ACM Dynamic earned a 4-star Morningstar rating but underperformed its peer group and Morningstar category over the 1-year period. The Board noted that ACM Dynamic outperformed its Morningstar category and peer group over the 3-year and since inception periods, outperformed its Morningstar category over the 5-year period and was on par with its peer group over the 5-year period. The Board noted that ACM Dynamic underperformed the S&P 500 Total Return Index across all periods but considered that ACM’s active management style and defensive actions had limited downside exposures and reduced volatility since ACM Dynamic’s inception. The Board acknowledged that ACM Dynamic’s Sharpe Ratio ranked in the first or second quartile among its peer group and Morningstar category across all time periods, reflecting strong risk adjusted returns.

ACM Tactical—The Board noted that ACM Tactical outperformed its Morningstar category and the Bloomberg Barclays US Aggregate Bond Total Return Index over the 1-year period and was on par with its peer group over the same period. The Board considered that ACM Tactical outperformed its peer group and Morningstar category over the since inception period, and slightly underperformed the Bloomberg Barclays US Aggregate Bond Total Return Index over the same period. The Board noted ACM Tactical’s Standard Deviation and Sharpe Ratio over the since inception period, which showed that ACM Tactical exhibited less volatility and risk taken than most of the funds in its peer group and Morningstar category.

Fees and Expenses.

ACM Dynamic—The Board noted that the 1.25% advisory fee for ACM Dynamic was equal to the Morningstar category median and lower than the peer group average and median. The Board observed that ACM Dynamic’s 1.61% net expense ratio was slightly higher than the peer group average and median. The Board acknowledged that ACM attributed its slightly higher fees to the active management and hedging activity on a day-to-day basis. Given these and other considerations, the Board concluded that ACM’s advisory fee for ACM Dynamic was not unreasonable.

ACM Funds
ADDITIONAL INFORMATION (Unaudited) (Continued)
December 31, 2021

ACM Tactical—The Board discussed that the 1.00% advisory fee for ACM Tactical was higher than the Morningstar category and peer group averages and medians, but below the highs of each. The Board observed that the 1.47% net expense ratio was also higher than the Morningstar category average and median but lower than the peer group average. The Board reviewed ACM’s explanations that its fees for ACM Tactical were warranted because ACM was actively managing ACM Tactical’s risk by trading in and out of “risk-on” and “risk-off” sectors daily and was more active than the other buy-and-hold individual bond portfolios in the Morningstar category. Given these and other considerations, the Board concluded that ACM’s advisory fee for ACM Tactical was not unreasonable.

Economies of Scale. The Board noted ACM agreed to discuss the implementation of breakpoints when either ACM Fund reached specific asset levels. The Board noted that ACM expected each ACM Fund to begin benefitting from some economies of scale when it had approximately $200 million in assets. The Board agreed to monitor and revisit the issue at the appropriate time.

Profitability. The Board reviewed ACM’s profitability analysis in connection with its management of each ACM Fund and acknowledged that ACM earned a reasonable profit both in actual dollars and as a percentage of revenue in connection with each ACM Fund. They also considered ACM’s soft dollar arrangement and the benefits of such soft dollars in supporting ACM’s research efforts. The Board concluded that ACM’s profitability was not excessive.

Conclusion. Having requested and reviewed such information from ACM as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structure for each ACM Fund was not unreasonable, and that renewal of the Advisory Agreement was in the best interests of each ACM Fund and its shareholders.

* Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the ACM Funds.

ACM Funds
EXPENSE EXAMPLES (Unaudited)
December 31, 2021

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning July 1, 2021 and ending December 31, 2021.

Actual Expenses

The “Actual Expenses” lines in the table below provide information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account	Ending Account	Expenses Paid During
Actual	Annualized Expense	Value	Value	Period *
Expenses	Ratio	7/1/2021	12/31/2021	7/1/2021 - 12/31/2021
Dynamic Opportunity Class A	1.94%	$1,000.00	$939.30	$9.49
Dynamic Opportunity Class I	1.69%	$1,000.00	$941.00	$8.29
Tactical Income Class A	1.76%	$1,000.00	$971.20	$8.74
Tactical Income Class I	1.51%	$1,000.00	$972.40	$7.53

		Beginning Account	Ending Account	Expenses Paid During
Hypothetical	Annualized Expense	Value	Value	Period *
(5% return before expenses)	Ratio	7/1/2021	12/31/2021	7/1/2021 - 12/31/2021
Dynamic Opportunity Class A	1.94%	$1,000.00	$1,015.41	$9.87
Dynamic Opportunity Class I	1.69%	$1,000.00	$1,016.67	$8.61
Tactical Income Class A	1.76%	$1,000.00	$1,016.33	$8.94
Tactical Income Class I	1.51%	$1,000.00	$1,017.57	$7.70

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

ACM Funds
Additional Information (Unaudited)
December 31, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategies and the liquidity of their portfolio investments during normal and reasonably foreseeable stressed conditions; their short and long-term cash flow projections; and their cash holdings and access to other funding sources.

During the fiscal year ended December 31, 2021, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

ACM Funds
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2021

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (since August 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15); AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).	2	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2015).

*	As of December 31, 2021, the Trust was comprised of 33 active portfolios managed by 17 unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

12/31/21-NLFT III-v1

ACM Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2021

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 1983	President	Since August 2017, indefinite	Senior Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC, (since 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (2017-2020); Vice President and Counsel (2016-2017) and AVP and Staff Attorney (2012-2016).
Brian Curley 1970	Treasurer	Since February 2013, indefinite	Vice President, Ultimus Fund Solutions, LLC(since 2020);Vice President, Gemini Fund Services, LLC (2015-2020), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 1981	Secretary	Since November 2013, indefinite	Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (since 2020); Vice President and Counsel, Gemini Fund Services, LLC (2017-2020), Assistant Vice President, Gemini Fund Services, LLC (2014-2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-798-3833.

12/31/21-NLFT III-v1

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■         Social Security number and income

■         assets, account transfers and transaction history

■         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes–information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes–information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■        open an account or give us contact information

■        provide account information or give us your income information

■        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■         sharing for affiliates’ everyday business purposes—information about your creditworthiness

■         affiliates from using your information to market to you

■         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III does not jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-844-798-3833 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-844-798-3833.

INVESTMENT ADVISOR
Ascendant Capital Management, LLC
10866 Wilshire Blvd., Suite 1600
Los Angeles, CA 90024

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

ACM-AR21

(b) Not applicable

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2020 – $28,000

2020 – $26,000

(b)	Audit-Related Fees

2021 – None

2020 – None

(c)	Tax Fees

2021 – $5,000

2020 – $5,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2021 - None

2020 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2021	2020
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2021 - $ 5,000

2020 - $ 5,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable Fund is an open-end management investment company

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 3/4/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 3/4/2022

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasure

Date 3/4/2022